UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1270 Littleton, Massachusetts	01460
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Axcella Health Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on December 4, 2023. As of November 13, 2023, the record date for the Special Meeting, there were, and currently, there are, 2,947,661 shares of the Company’s common stock, par value $0.001 per share, outstanding, all of which were entitled to vote with respect to all matters to be acted upon at the virtual Special Meeting. The following is a summary of the matters voted on at the Special Meeting.

a)	The stockholders of the Company approved the transfer of all, or substantially all, of the Company’s assets through an assignment for the benefit of creditors. The results of the stockholders’ vote with respect to the approval of this assignment for the benefit of creditors were as follows:

Votes For	Votes Against	Abstain
2,021,597	28,038	715

b)	The stockholders of the Company approved the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (“Plan of Dissolution”), authorizing the Company’s Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The results of the stockholders’ vote with respect to approval of such liquidation and dissolution were as follows:

Votes For	Votes Against	Abstain
2,020,905	28,747	698

c)	The stockholders of the Company approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
2,009,876	39,719	755

There were no broker non-votes for the above proposals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axcella Health Inc.

Date: December 4, 2023	By:	/s/ Craig R. Jalbert
	Name:	/s/ Craig R. Jalbert
	Title:	President, Chief Executive Officer and Sole Director